UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2012

Aspen Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-165685	27-1933597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

720 South Colorado Boulevard, Suite 1150N, Denver, CO	80246
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 450-1843

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2012, the Board of Directors (the “Board) of Aspen Group, Inc. (“Aspen”) granted Mr. Michael Mathews, Aspen’s Chief Executive Officer and Chairman of the Board, 500,000 five-year stock options exercisable at $1.00 per share.  The options vest in three equal annual increments with the first vesting date being March 20, 2013, subject to Mr. Mathews remaining an officer on each applicable vesting date.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 22, 2012, the Board approved changing Aspen’s fiscal year end from February 28th to December 31st.  Aspen plans on filing a Transition Report on Form 10-K covering the transition period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN GROUP, INC.

Date: March 23, 2012	By:	/s/ Michael Mathews
Name: Michael Mathews
Title: Chief Executive Officer